American Century ETF Trust Prospectus Supplement American Century Focused Dynamic Growth ETF American Century Focused Large Cap Value ETF
Supplement dated April 7, 2020 ■ Prospectus dated February 11, 2020

The following replaces the second sentence under The Verified Intraday Indicative Value section on page 12 of the American Century Focused Dynamic Growth ETF prospectus.
It is available on websites that publish updated market quotations during the trading day by searching for the fund's ticker plus the extension .IV, though some websites require their own unique extensions. For example, the VIIV can be found on Yahoo Finance (https://finance.yahoo.com) by typing “^FDG-IV” in the search box labeled “Quote Lookup.”

The following replaces the second sentence under The Verified Intraday Indicative Value section on page 11 of the American Century Focused Large Cap Value ETF prospectus.
It is available on websites that publish updated market quotations during the trading day by searching for the fund's ticker plus the extension .IV, though some websites require their own unique extensions. For example, the VIIV can be found on Yahoo Finance (https://finance.yahoo.com) by typing “^FLV-IV” in the search box labeled “Quote Lookup.”

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